THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of December 26, 2014 (this “Agreement”), is entered into among RF MICRO DEVICES, INC., a North Carolina corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
RECITALS

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 19, 2013 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.Amendments to Credit Agreement.
(a)    Section 8.02(i) of the Credit Agreement is amended to read as follows:
(i)    Investments in Foreign Subsidiaries not to exceed $35,000,000 in the aggregate at any one time outstanding; and
(b)    Notwithstanding anything in the Credit Agreement to the contrary, the parties hereto agree that the long-term liability recorded by the Borrower that corresponds to the capitalization of the manufacturing facility being constructed in DeZhou, China (in each case as required by ASC-840) shall not be treated as “Indebtedness” for purposes of the Credit Agreement.
2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.
3.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)    This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement.
(d)    The execution and delivery of this Agreement does not (i) contravene the terms of its organizational documents or (ii) violate any law.
4.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
5.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original.
6.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	RF MICRO DEVICES, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Vice President, Corporate Treasurer, Compliance Officer and Assistant Secretary

GUARANTORS:	RFMD, LLC

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Manager

RF MICRO DEVICES INTERNATIONAL, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Treasurer and Secretary

PREMIER DEVICES – A SIRENZA COMPANY

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Secretary and Treasurer

AMALFI SEMICONDUCTOR, INC.

By: /s/ Suzanne B. Rudy
Name: Suzanne B. Rudy
Title: Secretary and Treasurer

THIRD AMENDMENT
RF MICRO DEVICES, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
as Administrative Agent

By: /s/ Brenda Schriner
Name: Brenda Schriner
Title: Vice President

THIRD AMENDMENT
RF MICRO DEVICES, INC.

LENDERS:	BANK OF AMERICA, N.A.
as a Lender, Swing Line Lender and L/C Issuer
By: /s/ Thomas M. Paulk
Name: Thomas M. Paulk
Title: Senior Vice President

SILICON VALLEY BANK,
as a Lender
By: /s/ Michael Shuhy
Name: Michael Shuhy
Title: Director

SUNTRUST BANK,
as a Lender
By: /s/ James Ford
Name: James Ford
Title: Managing Director

TD BANK, N.A.,
as a Lender
By: /s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: SVP

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Michael McCutchin
Name: Michael McCutchin
Title: Director

RBS CITIZENS, N.A.,
as a Lender
By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY,
as a Lender

THIRD AMENDMENT
RF MICRO DEVICES, INC.

By: /s/ Reed Barton
Name: Reed Barton
Title: Banking Officer

THIRD AMENDMENT
RF MICRO DEVICES, INC.